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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated March 4, 2003 relating to the consolidated financial statements of Modem Media, Inc., which appears in the Registration Statement (No. 333-110583) on Form S-3, which is incorporated by reference herein.

PricewaterhouseCoopers LLP

Stamford, Connecticut
December 17, 2003

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CONSENT OF INDEPENDENT ACCOUNTANTS